UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 11, 2010

FOREST OIL CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 11, 2010, the Compensation Committee of the Board of Directors (the “Committee”) of Forest Oil Corporation (“Forest”) authorized the extension of the term of the severance agreements previously entered into between Forest, on the one hand, and certain officers and key employees of Forest, including each of the named executive officers, on the other hand.  The original term of the severance agreements expires on June 17, 2010 (the “Expiration Date”).  However, under the provisions of each severance agreement, the term will automatically extend if, within 30 days after the Expiration Date or the end of any automatic 30-month extension, the Committee fails to take action to extend or terminate such agreement or execute another agreement, then the agreement will extend automatically for a 30-month period.  The Committee has determined to allow the severance agreements to extend automatically for an additional 30 months, to December 17, 2012.

Description of Severance Agreements

The severance agreements with Messrs. H. Craig Clark, J.C. Ridens, and Cyrus D. Marter IV, Forest’s President and Chief Executive Officer, Executive Vice President and Chief Operating Officer, and Senior Vice President, General Counsel and Secretary, respectively, were originally entered into as of December 17, 2007, and were amended in December of 2008.  The severance agreements with Messrs. Michael N. Kennedy and Victor A Wind, Forest’s Executive Vice President and Chief Financial Officer and Senior Vice President, Chief Accounting Officer and Corporate Controller, respectively, were originally executed in connection with those two officers’ promotions on December 1, 2009.

Severance Payments Upon a Change-of-Control.    In the event any of the named executive officers’ employment with Forest is Involuntarily Terminated (as defined in the severance agreement) within 24 months after the date of a change-of-control (as defined in the severance agreement), the executive will receive severance benefits including:

•              a lump sum payment in an amount equal to 2.5 times the sum of his annual base salary and the annual bonus most recently paid;

•              continued coverage under Forest’s medical and dental benefit plans for the executive and his spouse and his eligible dependents for a period of 30 months with respect to Mr. Clark, and 24 months with respect to Messrs. Ridens, Kennedy, Wind, and Marter, without any cost to the executive (this coverage will be terminated if the executive becomes eligible to receive coverage from a subsequent employer during such period);

•              all outstanding stock options and, under the terms of the executives’ restricted stock agreements and cash settled phantom stock unit agreements, all restricted stock and cash settled phantom stock units will immediately vest;

•              outstanding stock options will remain exercisable for a period of 12 months following the executive’s last day of employment (but in no event will an option be exercisable for a longer period than the original term of the option or a shorter period than already provided for under the terms of the option);

•              any accrued benefits under non-qualified deferred compensation plans will become immediately non-forfeitable;

•              payment of an annual bonus under Forest’s annual incentive plan, based on partial year results, which will be in an amount to be determined by the Committee on or before the date of the change-of-control; and

•              if any payment, distribution, or benefit, whether pursuant to the severance agreement or otherwise, is subject to the federal excise tax on “excess parachute payments,” under the terms of the severance agreement Forest will be obligated to pay the executive an additional amount as may be necessary so that the executive realizes, after the payment of any income or excise tax on such additional amount, an amount sufficient to pay all such excise taxes.

Severance Payments Upon Termination Not Involving a Change-of-Control.    In the event Mr. Clark’s employment with Forest is Involuntarily Terminated other than within 24 months after the date upon which a change-of-control occurs, he will receive severance benefits including:

•              continued payment of his base salary for a term of months equal to the whole number of times that his annual base salary can be divided by $10,000, limited to 30 months (the amounts payable will be reduced by 50% if the executive obtains new employment during the term of payment); and

•              continued coverage under Forest’s medical and dental benefit plans for the executive and his spouse and his eligible dependents throughout the term of such base salary continuation without any cost to the executive (this coverage will be terminated if the executive becomes eligible to receive coverage from a subsequent employer during such period).

Delayed Severance Payment Restrictions.    The severance agreements with the named executive officers include restrictions that will delay the payment of any amount until a date that is six months after the date of the executive’s termination of employment, or an earlier date to the extent such amount may be paid to the executive without being subject to additional taxes and interest under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). If the payment of any amount is delayed, the amounts of any payments that are delayed will generally accrue interest from the date that such payment would have been made had Section 409A of the Code and the six-month payment restrictions not applied to the actual date the amount is paid to the executive.

The foregoing is not a complete description of all the terms and conditions of the severance agreements and is qualified in its entirety to the full text of the severance agreements, as amended to date, forms of which are filed or incorporated as exhibits to this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

10.1

Form of Severance Agreement for Grandfathered Executive Officer, incorporated herein by reference to Exhibit 10.1 to Form 8-K for Forest Oil Corporation dated December 17, 2007 (File No. 001-13515) (executed by Mr. Clark).

10.2

Form of Amendment to Form of Severance Agreement for Grandfathered Executive Officer, incorporated herein by reference to Exhibit 10.30 to Form 10-K for Forest Oil Corporation for the year ended December 31, 2008 (File No. 001-13515) (executed by Mr. Clark).

10.3

Form of Severance Agreement for Senior Vice President, incorporated herein by reference to Exhibit 10.3 to Form 8-K for Forest Oil Corporation dated December 17, 2007 (File No. 001-13515) (executed by Messrs. Ridens, Kennedy, and Marter).

10.4

Form of Amendment to Form of Severance Agreement for Senior Vice President, incorporated herein by reference to Exhibit 10.29 to Form 10-K for Forest Oil Corporation for the year ended December 31, 2008 (File No. 001-13515) (executed by Messrs Ridens, Kennedy and Marter).

10.5	Severance Agreement, dated as of December 1, 2009, by and between Victor A. Wind and Forest Oil Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated: May 17, 2010	By	/S/Cyrus D. Marter IV
Cyrus D. Marter IV
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description

10.1	Form of Severance Agreement for Grandfathered Executive Officer, incorporated herein by reference to Exhibit 10.1 to Form 8-K for Forest Oil Corporation dated December 17, 2007 (File No. 001-13515).

10.2

Form of Amendment to Form of Severance Agreement for Grandfathered Executive Officer, incorporated herein by reference to Exhibit 10.30 to Form 10-K for Forest Oil Corporation for the year ended December 31, 2008 (File No. 001-13515).

10.3	Form of Severance Agreement for Senior Vice President, incorporated herein by reference to Exhibit 10.3 to Form 8-K for Forest Oil Corporation dated December 17, 2007 (File No. 001-13515).

10.4

Form of Amendment to Form of Severance Agreement for Senior Vice President, incorporated herein by reference to Exhibit 10.29 to Form 10-K for Forest Oil Corporation for the year ended December 31, 2008 (File No. 001-13515).

10.5	Severance Agreement, dated as of December 1, 2009, by and between Victor A. Wind and Forest Oil Corporation.